Exhibit 10.1

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”), is made effective as of May 23, 2018 (the “Effective Date”), by and between TIMBERLINE RESOURCES CORPORATION, a Delaware corporation (“Purchaser”), with an address of 101 East Lakeside, Coeur d’Alene, ID 83814, and AMERICAS GOLD EXPLORATION, INC., a Nevada corporation (“Seller”), with an address of 8175 South Virginia St., Suite 850, PMB#348, Reno, NV 89511.  Purchaser and Seller are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, Seller is a party to that certain Exploration Earn-in and Joint Venture Option Agreement, dated April 17, 2018 (the “Elder Creek JV Agreement”), among McEwen Mining Inc., Nevada Pacific Gold (US) Inc. (collectively, the “MUX Parties”), and Seller with respect to exploration and development on certain properties in Lander and Humboldt Counties, Nevada more particularly described on the map attached as Exhibit A-1 and with such claims listed on Exhibit A-2 attached hereto (collectively, the “Elder Creek Joint Venture”).

WHEREAS, Seller is the successor to the interest of Pathfinder Exploration Corporation (“Pathfinder”) in that certain Mining Venture Agreement, dated April 1, 1995 (the “Paiute JV Agreement”, and collectively with the Elder Creek JV Agreement, the “JV Agreements”), between LAC Minerals (USA), Inc. (“LAC”) and Pathfinder, with respect to the exploration and development of certain properties in Lander and Humboldt Counties, Nevada more particularly described on Exhibit B attached hereto (the “Paiute Joint Venture”, and collectively with the Elder Creek Joint Venture, the “Joint Ventures”).  Seller currently holds participating interests in the Paiute Joint Venture of approximately 73.7%.

WHEREAS, Purchaser desires to purchase, and Seller desires to sell, all of Seller’s interest in, to and under the JV Agreements and the Joint Ventures.

Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties agree as follows:

I.  PURCHASE AND SALE

1. Purchase.  Purchaser shall purchase from Seller, and Seller shall sell to Purchaser, on the terms and conditions hereof, all of Seller’s right, title and interest in, to and under (i) the Joint Ventures and the JV Agreements, including all of its participating interests under the Paiute JV Agreement; and (ii) the assets and liabilities held under the JV Agreements, whether held in the name of the Joint Ventures, Seller or any counterparty to the Joint Ventures, which include the properties and unpatented mining claims listed and shown in Exhibit A-1, Exhibit A-2, and Exhibit B attached hereto (collectively, the “Purchased Assets”).

2. Purchase Price.  The consideration to be delivered by Purchaser to Seller for the purchase of the Purchased Assets (the “Consideration”) shall consist of 10,000,000 shares of common stock of the Purchaser (the “Consideration Shares”) and common stock purchase warrants, each warrant with a term of 3 years commencing on the Effective Date, to acquire up to 5,000,000 additional shares of common stock of the Purchaser at an exercise price of $0.24 per share (the “Consideration Warrants”), in the form set forth as Exhibit D.  In addition, Purchaser shall deliver to Seller, subject to any required regulatory approval, an additional 5,000,000 common stock purchase warrants with the same terms and in the same form as the Consideration Warrants if and when the earlier of the following occurs: (i) Purchaser entering into an arrangement with a funding partner for the advancement of the Elder Creek Joint Venture or (ii) Purchaser having met the 2018 work commitment of $500,000 set forth in Section 2.2(e)(i) of the Elder Creek JV Agreement (the “Additional Consideration Warrants”).  The parties agree that the Consideration Warrants and (if applicable) Additional Consideration Warrants will contain a provision pursuant to which they may not be exercised to the extent that such exercise would cause the holder to, legally or beneficially, directly or indirectly, own or control 20% or more of the then-outstanding voting securities of Purchaser.

II.  CLOSING

1. Closing.  The consummation of the transaction contemplated by this Agreement (“Closing”) shall occur on the Effective Date, subject to any required regulatory approvals, or as soon thereafter as reasonably possible following satisfaction of the conditions set forth in Article V, or on such other date as the Parties may mutually agree (the “Closing Date”).

2. Closing Deliverables.  Subject to the conditions set forth in this Agreement, on the Closing Date,

a. Seller shall deliver to Purchaser: (i) a duly executed counterpart of the Assignment and Assumption, Deed and Bill of Sale in the form of Exhibit C (the “Assignment Agreement”), (ii) a duly executed FIRPTA certificate of Seller, for purposes of satisfying Purchaser’s obligations under Section 1.1445-2 under the Internal Revenue Code of 1986, and (iii) any other instruments of transfer reasonably requested by Purchaser, at least two (2) business days prior to the Closing, duly executed by Seller, including, without limitation, counterpart forms of transfer and assignment required by any governmental authority.

b. Purchaser shall deliver to Seller: (i) the Consideration Shares, (ii) the Consideration Warrants, and (iii) a duly executed counterpart of the Assignment Agreement.

3. Simultaneous Closing.  All actions taken at the Closing are to be part of a simultaneous transaction, and no action is to be considered completed until all actions necessary to be completed at the Closing have been completed.

4. Transfer Fees.  Purchaser shall pay all registration charges, transfer fees, recording fees, and taxes properly payable on and in connection with the sale of the Purchased Assets.

III.  REPRESENTATIONS AND WARRANTIES

1. Seller’s Representations and Warranties. Seller represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, that:

a. Seller is a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation, with full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby.

b. Seller has duly obtained all authorizations for the execution, delivery and performance of this Agreement.  This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, subject to applicable law.  Seller’s execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated shall not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its organizational documents or any indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable law.  Seller represents and warrants that this Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as limited by laws of general application affecting the rights of creditors.

c. The execution and delivery of this Agreement will not violate any order, decree, statute, by-law, regulation, covenant or restriction applicable to Seller or the Purchased Assets.

d. There is no litigation or administrative or governmental judgments, proceedings or inquiries outstanding or pending or threatened against or relating to the Purchased Assets, nor is there any basis for any such action, proceeding or inquiry.

e. Seller is the sole legal and beneficial owner of (i) its interest in, to and under the Elder Creek JV Agreement and the Elder Creek Joint Venture and (ii) the interest of Pathfinder in, to and under the Paiute JV Agreement and the Paiute Joint Venture.

f. The JV Agreements are in full force and effect, and there has been no material breach or default under the JV Agreements by Seller or any other party to the JV Agreements.

g. To the knowledge of Seller, all unpatented federal mining claims constituting part of the Joint Ventures are valid and subsisting, and there are no adverse claims or challenges to the title or ownership of such mining claims or with respect to any leased or fee property constituting part of the Joint Ventures

h. Except as provided herein, there are no outstanding agreements or options to acquire or purchase the Purchased Assets or any portion thereof or interest therein.

i. All of Seller’s previous exploration and development activities on the Purchased Assets have been conducted in a legal and lawful manner and in no way breach any statute, by-law, regulation, covenant, restriction, plan or permit.  All governmental licenses and permits required for Seller’s previous exploration and development activities on the Purchased Assets, have been obtained and are in good standing.

j. No surface activities have been conducted by Seller on the Purchased Assets that have resulted in unreclaimed surface disturbances subject to reclamation and rehabilitation obligations and that such surface activities, if any, have been properly completed in compliance with all applicable laws.  Seller has not received any notice of outstanding orders or directions related to environmental matters requiring any work, repair, construction or expenditures with respect to the Purchased Assets and the conduct of operations thereto, and there is no basis on which such orders or directions could be made.

k. Prior to and on the Closing Date, there shall have been no material adverse change or development with respect to the Joint Ventures or the Purchased Assets.

l. Seller understands that the Consideration Shares, Consideration Warrants and Additional Consideration Warrants and the common shares issuable upon exercise of the Consideration Warrants and Additional Consideration Warrants (collectively, the “Securities”) have not been registered under the U.S. Securities Act or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption from such registration requirements and the Securities have not been approved or disapproved by the United States Securities and Exchange Commission or any state securities agency.  Seller understands and agree that the Securities are being offered and sold to Seller in reliance upon the exemption provided under Section 4(a)(2) of the U.S. Securities Act, Rule 506(b) under the U.S. Securities Act and pursuant to similar exemptions from any applicable securities laws of any state of the United States.

m. Seller is not an underwriter and Seller is acquiring the Securities solely for investment purposes for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Securities, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

n. Seller is an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D of the U.S. Securities Act.

o. Seller understands that Purchaser is under no obligation to register the Securities or seek an exemption under the U.S. Securities Act or any applicable state laws for the resale of the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption, and understands that Seller must hold the Securities indefinitely unless the Securities are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration requirements is available.

p. Seller has not purchased the Securities as a result of any form of “general solicitation” or “general advertising” (as such terms are used in Rule 502 (c) under Regulation D of the U.S. Securities Act)  or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act.

q. Seller acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred,

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pledged, or otherwise transferred, directly or indirectly, to any person in the absence of registration under the U.S. Securities Act and in accordance with all applicable securities laws of any state of the United States or an exemption from such registration requirements and, at the request of Purchaser, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to Purchaser that registration is not required.  Without limiting the generality or application of any other covenants, representations, warranties and acknowledgements of Seller respecting resale of the Securities, Seller will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless in accordance with the following legend, which Seller acknowledges the certificates representing the Securities delivered pursuant to this Agreement shall bear:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO REGISTRATION OF SUCH SECURITIES IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO TIMBERLINE.”

Provided however that if the certificates representing the Securities have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is available (there being no representations by Purchaser that Rule 144 is available), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act and the above legend may be removed upon delivery to Purchaser and its transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to Purchaser and its transfer agent to the effect that such legend is no longer required under the U.S. Securities Act.

r. Seller acknowledges that the Consideration Warrants and the Additional Consideration Warrants may not be exercised in the United States or by or on behalf of any person in the United States unless the Consideration Warrants, the Additional Consideration Warrants and the underlying shares of common stock have been registered under the U.S. Securities Act and any applicable securities laws of any state of the United States or there is an available exemption from such registration requirements and the Seller had provided to the Purchaser and its transfer agent such documentation as the Purchaser and its transfer agent may request in relation to such exemption, including, but not limited to an opinion of counsel of recognized standing in form and substance satisfactory to Purchaser and its transfer agent to such effect.

s. Seller consents to Purchaser making a notation on its records or giving instruction to the registrar and transfer agent of Purchaser in order to implement the restrictions on transfer set forth and described herein.

2. Purchaser’s Representations and Warranties.  Purchaser represents and warrants to Seller, as of the Effective Date and as of the Closing Date, that:

a. Purchaser is a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation, with full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby.

b. Purchaser has duly obtained all authorizations for the execution, delivery and performance of this Agreement.  This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable law.  Purchaser’s execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated shall not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its organizational documents or any indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable law.  Purchaser represents and warrants that this Agreement constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as limited by laws of general application affecting the rights of creditors.

c. The execution and delivery of this Agreement will not violate any order, decree, statute, by-law, regulation, covenant or restriction applicable to Purchaser.

d. There are no judgments against Purchaser or any of its subsidiaries, if any, which are unsatisfied, nor is Purchaser or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

e. Upon issuance pursuant to the terms of this Agreement, the Consideration Shares and, upon due exercise pursuant to the terms of the Consideration Warrants or the Additional Consideration Warrants and payment of the exercise price pursuant thereto, the common shares issuable upon exercise of the Consideration Warrants and Additional Consideration Warrants will be duly authorized, validly issues, fully-paid and non-assessable securities of Purchaser.

f. The Consideration Warrants and Additional Consideration Warrants have been duly authorized by all necessary corporate action of Purchaser and constitute a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms, except as limited by laws of general application affecting the rights of creditors.

g. Purchaser has reserved sufficient shares under its authorized share capital to satisfy its obligations upon the exercise of the Consideration Warrants and Additional Consideration Warrants.

h. Neither Purchaser nor any of its affiliates, nor any person acting on their behalf has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are used in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Securities.

i. Purchaser hereby agrees to use its reasonable best efforts to obtain from the TSX Venture Exchange additional listing approval of the Consideration Shares and the shares issuable upon exercise of the Consideration Warrants and the Additional Consideration Warrants on or before the Closing Date.

3. Application.  The representations and warranties of the Parties shall be true on the date hereof and as of the Closing, and shall survive for a period of one year after the Closing.

IV.  AGREEMENTS

1. Assumption.  From and after the Closing, Purchaser expressly assumes all duties, obligations, rights, liabilities and contingencies under, in and relating to the JV Agreements, the Joint Ventures and the Purchased Assets however and whenever arising.

2. Release.  Purchaser, its officers, directors, representatives, employees, agents, contractors, affiliates, parents and subsidiaries (“Purchaser Group”) hereby fully and forever release Seller and its officers, directors, representatives, employees, agents, contractors, affiliates, parents and subsidiaries (“Seller Group”) from any and all claims, of any type whatsoever, past, present or future, known or unknown arising out of or relating to the JV Agreements, the Joint Ventures or the Purchased Assets.  Effective from and after the Closing, Purchaser shall be solely responsible for all reclamation, bonding, environmental and other liabilities previously attributable to Seller with respect to the JV Agreements, the Joint Ventures and the Purchased Assets.

3. Indemnification.  Purchaser shall indemnify and hold harmless Seller from any and all claims, demands, suits, losses, expenses (including reasonable attorneys’ fees), damages and injuries (including death) to persons and property whatsoever that may result from or arise out of (i) a breach of this Agreement, (ii) the ownership or the operations conducted on or for the benefit of the Purchased Assets by Purchaser Group or (iii) reclamation, bonding, environmental and other liabilities with respect to the Purchased Assets.

4. Condition of Mining Properties.  Purchaser hereby acknowledges that it has made its own independent inspection and investigation of the Purchased Assets and all matters concerning the Purchased Assets which it deems material to its purchase, ownership and use of the Purchased Assets.  Purchaser is acquiring the Purchased Assets AS IS AND WITH ALL FAULTS.  Purchaser acknowledges that Seller makes no representations or warranties except as expressly set forth in this Agreement.  Without limiting the foregoing, Seller makes no representation or warranty, implied or express, concerning the existence, quantity, quality, mineability, or merchantability of the minerals within or underlying the mining properties included in the Purchased Assets and Purchaser acknowledges and agrees that no representations, statements or warranties, express or implied, have been made by or on behalf of Seller regarding the value, physical or environmental condition, use,  merchantability, fitness for a particular purpose, freedom from defects, or encumbrances on, the mining properties included in the Purchased Assets.

5. Satisfaction of Conditions.  Seller shall use its best efforts to cause the closing conditions set forth in Section V.2 to be satisfied as soon as reasonably practicable and, in any event, prior to the Closing Date.  Purchaser shall use its best efforts to cause the closing conditions set forth in Section V.1 to be satisfied as soon as reasonably practicable and, in any event, prior to Closing Date.

6. Preemptive Right.  Within three (3) business days following the Effective Date, Seller shall deliver to LAC a notice of the proposed sale of the Paiute JV Agreement in accordance with Section 15.3 of the Paiute JV Agreement.

7. Right of First Offer.  As soon as practicable after the Effective Date, but in no event later than five (5) business days following the Effective Date, Seller shall deliver to the MUX Parties a notice of intent to sell Seller’s interest in the Elder Creek Joint Venture and the Elder Creek JV Agreement in accordance with Section 7.2 of the Elder Creek JV Agreement, noting the terms on which Seller intends to sell its interest.

V.  CONDITIONS

1. Conditions to the Seller’s Obligations.  The obligation of Seller to take the actions required to be taken by it at the Closing is subject to the satisfaction or waiver, in Seller’s sole discretion, of each of the following conditions at or prior to the Closing: (i) the representations and warranties of Purchaser set forth in Section III.2 shall be true and correct in all material respects; (ii) Purchaser shall have performed and complied with its agreements contained in this Agreement in all material respects, including the payment of the Consideration at Closing; (iii) if required by the laws and regulations applicable to Seller in relation to the sale of the Purchased Assets, Seller shall have received a fairness opinion in form and substance acceptable to Seller confirming the fairness of the Consideration to be received by Seller; (iv) no law, regulation or order of any governmental authority shall prohibit the Closing; (v) Seller shall have received all required regulatory, stock exchange, creditor, court and third-party approvals, consents, permits, waivers, exemptions and orders to consummate the transactions contemplated by this Agreement, including, but not limited to, receiving the consent of the MUX Parties to assign the Elder Creek JV Agreement pursuant to Section 5.11 of the Elder Creek JV Agreement; (vi) the MUX Parties shall have waived their right of first offer under Section 7.2 of the Elder Creek JV Agreement or the time for the MUX Parties to exercise their right of first offer under Section 7.2 of the Elder Creek JV Agreement shall have expired without the MUX Parties exercising their right of first offer; (vii) LAC shall have waived its preemptive right under Section 15.3 of the Paiute JV Agreement or the time provided for LAC to exercise its preemptive right under Section 15.3 of the Paiute JV Agreement shall have expired without LAC exercising its preemptive right.

2. Conditions to the Purchaser’s Obligations.  The obligation of Purchaser to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in Purchaser’s sole discretion, of each of the following conditions at or prior to the Closing:  (i) the representations and warranties of Seller set forth in Section III.1 shall be true and correct in all material respects; (ii) Seller shall have performed and complied with their agreements contained in this

Agreement in all material respects; (iii) Purchaser shall be satisfied, in its sole discretion, with the results of its due diligence review of the Joint Ventures and the Purchased Assets; (iv) no law, regulation or order of any governmental authority shall prohibit the Closing; (v) Purchaser shall have received all required regulatory, stock exchange, creditor, court and third-party approvals, consents, permits, waivers, exemptions and orders to complete the transactions contemplated by this Agreement; and (vi) the MUX Parties shall have waived their right of first offer under Section 7.2 of the Elder Creek JV Agreement or the time for the MUX Parties to exercise their right of first offer under Section 7.2 of the Elder Creek JV Agreement shall have expired without the MUX Parties exercising their right of first offer; and (viii) LAC shall have waived its preemptive right under Section 15.3 of the Paiute JV Agreement or the time provided for LAC to exercise its preemptive right under Section 15.3 of the Paiute JV Agreement shall have expired without LAC exercising its preemptive right.

VI. POST-CLOSING MATTERS

1.   Following the Closing Date, Purchaser and Don McDowell will use their commercially reasonable efforts to negotiate in good faith a consulting engagement with Mr. McDowell as a Vice President of Purchaser.

2.  Following the Closing Date, Purchaser’s Board of Directors will, by action of the Board, expand the Board of Directors of Purchaser from four (4) directors to six (6) directors, with the two additional directors to be nominated by Seller, provided that, any such nominated director must meet the requirements of the TSX Venture Exchange and not be the subject of any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K as adopted by the U.S. Securities and Exchange Commission.

VII.  TERMINATION

1.  This Agreement may be terminated prior to the Closing by Seller if (i) Purchaser is in material breach of its obligations under this Agreement and such breach continues uncured for ten (10) days after Seller provides Purchaser with written notice thereof; (ii) the Closing has not occurred on or before the date that is ninety days after the Effective Date; (iii) the MUX Parties exercise their right of first offer to purchase Seller’s interest in the Elder Creek Joint Venture and the Elder Creek JV Agreement in accordance with Section 7.2 of the Elder Creek JV Agreement; or (iv) LAC exercises its preemptive right to purchase Seller’s interest in the Paiute Joint Venture and the Paiute JV Agreement in accordance with Section 15.3 of the Paiute JV Agreement.  Notwithstanding the foregoing, Seller shall not be entitled to terminate this Agreement pursuant to this Section VII.1 if Seller’s failure to comply fully with its obligations under this Agreement has prevented the Closing.

2. This Agreement may be terminated prior to the Closing by Purchaser if (i) Seller is in material breach of its obligations under this Agreement and such breach continues uncured for ten (10) days after Purchaser provides Seller with written notice thereof; or (ii) the Closing has not occurred on or before the date that is ninety days after the Effective Date; (iii) the MUX Parties exercise their right of first offer to purchase Seller’s interest in the Elder Creek Joint Venture and the Elder Creek JV Agreement in accordance with Section 7.2 of the Elder Creek JV Agreement; or (iv) LAC exercises its preemptive right to purchase Seller’s interest in the Paiute Joint Venture and the Paiute JV Agreement in accordance with Section 15.3 of the Paiute JV Agreement.  Notwithstanding the foregoing,

Purchaser shall not be entitled to terminate this Agreement pursuant to this Section VII.2 if Purchaser’s failure to comply fully with its obligations under this Agreement has prevented the Closing.

VIII.  NOTICE

1. Notices.  All notices and other communications to a Party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communications, with confirmation sent by overnight courier, or (iii) sent by overnight courier.  All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by overnight courier, on the date of sending.  Until a change of address is communicated as indicated above, all notices shall be addressed as follows:

To Purchaser: Timberline Resources Corporation 101 East Lakeside Coeur d’Alene, ID 83814 Attention: Steven A. Osterberg Email: osterberg@timberline-resources.com	To Seller: Americas Gold Exploration, Inc. 8175 South Virginia St. Suite 850, PMB#348 Reno, NV 89511 Attention: Don McDowell Email: mcdreamer1@aol.com

2. Change of Address.  Any Party may give notice in writing of any change of its address. The address provided in said notice shall thereafter be deemed to be the address of the Party for the giving of notice hereunder.

IX.  MISCELLANEOUS

1. Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the United States of America and the State of Nevada.  The Parties hereby consent to the non-exclusive personal jurisdiction of the state and federal courts located in the state of Nevada in connection with any controversy related to this Agreement and waive any argument that venue in any such forum is not convenient.  THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

2. Assignments.  No Party may assign or transfer this Agreement or the benefits, rights, duties or obligations of such Party hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

3. Survival.  The provisions of Sections II.4, IV.1, IV.2, IV.3 and IV.4 Articles VII, VIII and IX shall survive the Closing and the consummation of the transactions contemplated herein.

4. Entire Agreement.  This Agreement embodies the entire agreement and understanding among the Parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

5. Binding.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors, permitted assigns, heirs, administrators and legal representatives.

6. Unenforceability of Provisions.  If any one or more of the provisions contained herein should be held to be invalid, unenforceable or illegal in any respect in any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7. Counterparts.  This Agreement may be executed in counterparts which may be delivered by facsimile or e-mail transmission. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

8. Third Party Beneficiaries.  This Agreement is exclusively for the benefit of the Parties and this Agreement shall not be deemed to confer upon or given to any other third party any remedy, claim, liability, reimbursement or other right.

9. Further Assurances.  At the request of any Party, the Parties shall take such reasonable actions, and execute and deliver any further instruments, agreements, documents or other papers reasonably requested by any Party to effect the purposes of this Agreement and the transactions contemplated hereby.

(Intentionally Left Blank)

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date written above.

PURCHASER

TIMBERLINE RESOURCES CORPORATION,
a Delaware corporation

____

Its: President & CEO

SELLER

AMERICAS GOLD EXPLORATION, INC.,
a Nevada corporation

By

AMERICA'S GOLD EXPLORATION

By:______________________
Name: Donald James McDowell
Title: President & CEO

[Signature Page to Purchase and Sale Agreement]

EXHIBIT A-1

TO

PURCHASE AND SALE AGREEMENT

Elder Creek Joint Venture Map

[See attached]

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Scale: 1:90,000

Datum: NAD 1983, UTM Zone 11

BMX Project

BMX AOI (1-mile)

McEWEN MINING

BMX Project

Humboldt County,
Lander County, Nevada

Date: 02/01/2018

BMX Lease AOI (MUX, 2018 02 01).mxd

Drawn by: M.S.

EXHIBIT A-1

TO

PURCHASE AND SALE AGREEMENT

Elder Creek Joint Venture Mining Claims

Exhibit A-2 – Page 1

Exhibit A-2 – Page 2

Exhibit A-2 – Page 3

Exhibit A-2 – Page 4

Exhibit A-2 – Page 5

Exhibit A-2 – Page 6

Exhibit A-2 – Page 7

Exhibit A-2 – Page 8

Exhibit A-2 – Page 9

Exhibit A-2 – Page 10

Exhibit A-2 – Page 11

Exhibit A-2 – Page 12

Exhibit A-2 – Page 13

EXHIBIT B

TO

PURCHASE AND SALE AGREEMENT

Paiute Joint Venture Mining Claims and Lands

The following unpatented load mining claims situated in Humboldt and Lander Counties, Nevada:

Exhibit B – Page 1

ICBM 23	329	82	691784	T32N	R44E	18	Humboldt/Lander
ICBM 24	329	83	691785	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
ICBM 25	329	84	691786	T32N	R44E	18	Humboldt/Lander
ICBM 26	329	85	691787	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
ICBM 27	329	86	691788	T32N	R44E	18	Humboldt/Lander
ICBM 28	329	87	691789	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
ICBM 29	329	88	691790	T32N	R44E	18	Humboldt/Lander
ICBM 30	329	89	691791	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
ICBM 31	404	12	691792	T32N	R44E	18	Humboldt/Lander
ICBM 32	404	13	691793	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
ICBM 33	404	14	691794	T32N	R44E	18	Humboldt/Lander
				T32N	R44E	19	Lander
ICBM 34	404	15	691795	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	18	Humboldt/Lander
				T32N	R44E	19	Lander
				T32N	R44E	20	Lander
ICBM 35	404	16	691796	T32N	R44E	19	Lander
				T32N	R44E	20	Lander
ICBM 36	404	17	691797	T32N	R44E	20	Lander
ICBM 37	404	18	691798	T32N	R44E	17	Humboldt/Lander
				T32N	R44E	20	Lander
ICBM 38	404	19	691799	T32N	R44E	17	Humboldt/Lander
ICBM 39	329	90	691800	T32N	R44E	17	Humboldt/Lander
ICBM 40	329	91	691801	T32N	R44E	17	Humboldt/Lander
ICBM 41	329	92	691802	T32N	R44E	17	Humboldt/Lander
ICBM 75			733223	T32N	R43E	13	Humboldt
				T32N	R44E	18	Humboldt
ICBM 76	329	94	691827	T32N	R44E	18	Humboldt
ICBM 77			733224	T32N	R43E	12	Humboldt
				T32N	R43E	13	Humboldt
				T32N	R44E	18	Humboldt
				T32N	R44E	7	Humboldt
ICBM 78	329	96	691829	T32N	R44E	7	Humboldt
				T32N	R44E	18	Humboldt
ICBM #101	341	210	713523	T32N	R44E	18	Humboldt
ICBM #102	341	211	713524	T32N	R44E	18	Humboldt
ICBM #103	341	212	713525	T32N	R44E	18	Humboldt
ICBM #104	341	213	713526	T32N	R44E	18	Humboldt
ICBM #111	341	218	713531	T32N	R44E	8	Humboldt
ICBM #112	341	219	713532	T32N	R44E	8	Humboldt

Exhibit B – Page 2

Exhibit B – Page 3

EXHIBIT C

TO PURCHASE AND SALE AGREEMENT

Assignment Agreement

[See attached]

EXHIBIT D

TO PURCHASE AND SALE AGREEMENT

FORM OF WARRANT

[See attached]

EXHIBIT D – FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE

TIMBERLINE RESOURCES CORPORATION

SERIES E WARRANTS  TO PURCHASE SHARES

OF COMMON STOCK OF

TIMBERLINE RESOURCES CORPORATION

CERTIFICATE NO.: ◆

◆Shares of Common Stock

◆, 2018

 (“Issue Date”)

FOR VALUE RECEIVED, TIMBERLINE RESOURCES CORPORATION, a Delaware corporation (the "Company"), hereby certifies that ◆, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Series E Warrant, to purchase from the Company, at the times specified herein, ◆ fully paid and non-assessable shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

X.1. DEFINITIONS.  (A)  THE FOLLOWING TERMS, AS USED HEREIN, HAVE THE FOLLOWING MEANINGS:

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Coeur d’Alene, Idaho are authorized by law to close.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

"Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

“Exercise Date” means the date a Warrant Certificate and Warrant Exercise Subscription Form are delivered to the Company in the manner provided in Section 10 below.

"Exercise Price" means US$◆ per share until the Expiration Date.

"Expiration Date" means 5:00 p.m. pacific time (Coeur d’Alene, Idaho) on ◆, 2021; provided that if such date shall in the City of Coeur d’Alene, Idaho be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the City of Coeur d’Alene, Idaho is not a holiday or a day on which banks are authorized to close.

"Initial Warrant Exercise Date" means the date hereof.

"Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means the OTCQB or the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

"Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

XI.

XII.2. EXERCISE OF WARRANT.

1.

2.  (a) The Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration Date.  To exercise this Warrant, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price.  Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  No fractional shares will be issued.

3.

4.  (b) The Exercise Price may be paid to the Company in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

5.  (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company.  The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

6.

7.  (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

8.

9.  (e) In no event may the Holder exercise these Warrants in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”).

3. Exercise Restrictions.  Notwithstanding any other provision hereof, no Holder shall exercise these Warrants, if as a result of such conversion the holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Common Stock.  For greater certainty, the Warrants shall not be exercisable by the Holder or redeemed by the Company, if, after giving effect to such exercise, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of these Warrants providing the Company with a Waiver Notice that such holder would like to waive the provisions of this paragraph 3 with regard to any or all shares of Common Stock issuable upon exercise of these Warrants, this paragraph 3 shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of these Warrants.

4. Restrictive Legend.  Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

6. Covenants of the Company.

(a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

(b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

(d) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) The Company covenants that during the period the Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

(f) The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

(g) The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business.

(h) The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

7. Exchange, Transfer or Assignment of Warrant; Registration.

(a) Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

(b) The Holder agrees that this Warrant is non-transferrable.

8. Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

(c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(d) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a), above.

(f) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

(g) In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 7 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 7 necessary with respect to the Exercise Price then in effect and the number of shares of Common Stock for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder.  Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

9. Loss or Destruction of Warrant.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

10. Notices.  Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

TIMBERLINE RESOURCES CORPORATION

101 East Lakeside Avenue

Coeur d’Alene, ID  83814

Attn:  Steven Osterberg, CEO

Fax:  208-664-4860

With a copy to:

Dorsey & Whitney LLP

1400 Wewatta Street

Suite 400

Denver, CO 80202-5549

Fax: 303-629-3450

Attention:  Jason K. Brenkert, Esq.

If to the Holder:  at the address set forth on the last page of this Warrant.

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

11. Rights of the Holder.  Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

12. GOVERNING LAW.  THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

13. Amendments; Waivers.  Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

14. Company Reorganization.  In the event of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

************

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of ◆, 2018

TIMBERLINE RESOURCES CORPORATION

By:  ____________________________

Name:  Steven A. Osterberg

Title:  President & Chief Executive Officer

HOLDER:

◆

(Name and address)

WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Warrant

after delivery of Warrant Exercise Notice)

To: TIMBERLINE RESOURCES CORPORATION

The undersigned irrevocably exercises the Series E Warrant for the purchase of _______________ shares (the "Shares") of Common Stock, par value $0.001 per share, of TIMBERLINE RESOURCES CORPORATION (the "Company") at US$______________ per Share (the Exercise Price currently in effect pursuant to the Warrant).

The undersigned herewith makes payment of US$_____________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), and is exercising these Warrants in a transaction that does not require registration under the U.S. Securities Act and has provided herewith a certification of its status as an accredited investor by delivery of a  Certification substantially in the form of the attached as Exhibit A to the Subscription Agreement pursuant to which the Series E Warrants were offered and sold.

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of

Exercise: _________________________

Check this box, if applicable:

☐

The undersigned hereby represents that it has either sold the common stock to be issued hereunder or intends to sell such common stock within five (5) business days of receipt of such common stock in compliance with the Plan of Distribution set forth in the Registration Statement file under the U.S. Securities Act in respect to such common stock and in compliance with the applicable securities law.  The undersigned hereby requests that the share certificate representing the common stock be issued without a restrictive legend.

Date:  _____________________________

_________________________________

(Signature of Owner)

_________________________________

(Street Address)

_________________________________

(City)   (State) (Zip Code)

Securities and/or check to be issued to:       _______________________________________

Please insert social security or identifying number:      _______________________________

Name:           _______________________________________________________________

Street Address:          _________________________________________________________

City, State and Zip Code:         _________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:   _____________

________________________________________________________________________________

Please insert social security or identifying number:      _______________________________

Name:           _______________________________________________________________

Street Address:          _________________________________________________________

City, State and Zip Code:         _________________________________________________